EXHIBIT 10.16.17





--------------------------------------------------------------------------------

                            DATED 14TH FEBRUARY 2005

--------------------------------------------------------------------------------





--------------------------------------------------------------------------------

                           TARRANT COMPANY LIMITED (1)
                                       AND
                               MARBLE LIMITED (2)
                                       AND
                         TRADE LINK HOLDINGS LIMITED (3)
                                 (AS BORROWERS)


                                       AND


                UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION (4)
                                   (AS AGENT)

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                           ELEVENTH DEED OF VARIATION
                                       TO
                      SYNDICATED LETTER OF CREDIT FACILITY

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                              BARLOW LYDE & GILBERT
                   SUITE 1901, 19TH FLOOR, CHEUNG KONG CENTER
                             2 QUEEN'S ROAD CENTRAL
                                    HONG KONG

--------------------------------------------------------------------------------

THIS DEED OF VARIATION is made the 14th day of February 2005

BETWEEN:

(1) TARRANT COMPANY LIMITED a company incorporated in Hong Kong under company number 163310 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("TARRANT");

(2) MARBLE LIMITED a company incorporated in Hong Kong under company number 399753 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("MARBLE");

(3) TRADE LINK HOLDINGS LIMITED a company incorporated in Hong Kong under company number 592076 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("TRADE LINK"); and

(4)      UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION (the "AGENT").


WHEREAS:

(A) Under the terms of a syndicated letter of credit facility agreement (the "FACILITY AGREEMENT" which expression shall include the same as from time to time amended, supplemented or modified) entered into on 13th June 2002 by and between the Borrowers and the Finance Parties, the Agent (in its capacity as the Issuer) agreed, inter alia, to make available to the Borrowers a facility for the issue of letters of credit, upon the terms and subject to the conditions set out therein.

(B) Under various Deeds of Variation to the Facility Agreement entered into on 26th February, 2003, 19th May, 2003, 2nd June, 2003, 18th June, 2003, 23rd December, 2003, 17th March, 2004, 5th May, 2004, 17th June,
         2004, 29th October, 2004 and 31st December, 2004 by and between the Borrowers and the Agent (the "PRIOR DEEDS OF VARIATION"), the parties thereto agreed to vary the terms of the Facility Agreement as set out in the Prior Deeds of Variation.

(C) The parties hereto have therefore agreed, pursuant to Clause 23 of the Facility Agreement, to vary the terms of the Facility Agreement as set out in this Deed of Variation.

NOW THIS DEED HEREBY WITNESSETH as follows:-

1.       DEFINITIONS AND INTERPRETATION

         Words and phrases which are not defined or construed in this Deed of Variation but which are defined or construed in the Facility Agreement, the Companies Ordinance or the Bankruptcy Ordinance shall be construed as having the meanings ascribed to them therein. To the extent that there is any inconsistency between the terms of this Deed of Variation and the Facility Agreement, the terms of this Deed of Variation shall prevail. References to clause numbers are to those clauses in the Facility Agreement, unless indicated otherwise.

2.      VARIATION

2.1 The parties hereto hereby agree that the Facility Agreement shall be varied in the following manner:-

         2.1.1    By  the  deletion  in  its  entirety  of  the   definition  of
                  "AVAILABLE   COMMITMENT"   in  Clause  1.1  of  the   Facility
                  Agreement, and the substitution therefor of the following:

                  "`AVAILABLE  COMMITMENT'          THE  COMMITMENT OF EACH BANK
                                                    LESS       THAT       BANK'S
                                                    PARTICIPATING  PROPORTION OF
                                                    THE  AGGREGATE OF THE SUM OF
                                                    (A) THE ISSUER'S  CONTINGENT
                                                    LIABILITIES     UNDER    ANY
                                                    LETTERS  OF  CREDIT  ISSUED;
                                                    AND (B) THE AGGREGATE AMOUNT
                                                    CAPITALISED  AND  AGGREGATED
                                                    PURSUANT    TO    SUB-CLAUSE
                                                    4.8.3(D);"

         2.1.2    By  the  deletion  in  its  entirety  of  the   definition  of
                  "OUTSTANDINGS" in Clause 1.1 of the Facility Agreement, and the substitution therefor of the following:

                  "`OUTSTANDINGS'                   IN RELATION TO A BANK AT ANY
                                                    TIME,      THE     AGGREGATE
                                                    PRINCIPAL   AMOUNT   OF  ITS
                                                    SHARE   OF  THE  US   DOLLAR
                                                    EQUIVALENT OF THE SUM OF (A)
                                                    THE   AGGREGATE   CONTINGENT
                                                    LIABILITIES  IN  RESPECT  OF
                                                    ANY UTILISATIONS OUTSTANDING
                                                    AT  THAT  TIME;  AND (B) THE
                                                    AGGREGATE AMOUNT CAPITALISED
                                                    AND  AGGREGATED  PURSUANT TO
                                                    SUB-CLAUSE 4.8.3(D);"

         2.1.3 By the deletion in its entirety of Sub-Clause 4.6.5 of the Facility Agreement, and the substitution therefor of the following:

                  "4.6.5   DUE DATES FOR  IMPORT  LOANS  AND  DOCUMENTS  AGAINST
                           ACCEPTANCE: UNLESS OTHERWISE AGREED BETWEEN THE RELEVANT BORROWER AND THE ISSUER, THE DUE DATE FOR PAYMENT FOR ANY IMPORT LOAN GRANTED BY THE ISSUER SHALL BE 60 DAYS AFTER THE DATE OF SHIPMENT OF THE RELEVANT GOODS AND THE DUE DATE FOR ANY DOCUMENTS AGAINST ACCEPTANCE FINANCED BY THE ISSUER SHALL BE 48 DAYS AFTER THE DATE OF SHIPMENT OF THE RELEVANT GOODS. THE BORROWERS AGREE WITH AND UNDERTAKE TO THE ISSUER THAT ANY AND ALL PROCEEDS FROM ANY DOCUMENTS AGAINST ACCEPTANCE FINANCED BY THE ISSUER WILL BE UTILISED BY THE BORROWERS FIRST TO REPAY ANY AMOUNTS IN RESPECT OF ANY OUTSTANDING IMPORT LOANS THAT EITHER ARE DUE AND OWING OR HAVE REMAINED DUE AND OWING AFTER THE DUE DATE THEREFOR."

         2.1.4 By the deletion in its entirety of Sub-Clause 4.8.3 of the Facility Agreement, and the substitution therefor of the following:

                  "4.8.3 PAYMENT OF LETTER OF CREDIT OBLIGATIONS: WITHOUT LIMITING OR AFFECTING ANY OF THE PROVISIONS OF THIS CLAUSE 4.8, THE BORROWERS AGREE TO REIMBURSE THE AGENT AND EACH BANK FOR ANY DRAWING UNDER ANY LETTER OF CREDIT, AND ANY OTHER AMOUNTS PAID OR PAYABLE BY THE ISSUER UNDER ANY LETTER OF CREDIT, IMMEDIATELY UPON DEMAND, AND TO PAY THE AGENT THE AMOUNT OF ALL OTHER OBLIGATIONS AND OTHER AMOUNTS PAYABLE TO IT UNDER OR IN CONNECTION WITH ANY LETTER OF CREDIT

                           IMMEDIATELY WHEN DUE, IRRESPECTIVE OF ANY CLAIM, SET-OFF, DEFENCE OR OTHER RIGHT WHICH THE BORROWERS MAY HAVE AT ANY TIME AGAINST THE AGENT, THE BANKS, THE ISSUER OR ANY OTHER PERSON. IN EACH CASE PAYMENT WILL (UNLESS OTHERWISE AGREED OR REQUIRED BY THE AGENT) BE MADE IN US DOLLARS IN HONG KONG TOGETHER WITH ALL INTEREST, CHARGES AND EXPENSES PAYABLE TO OR INCURRED BY THE ISSUER IN CONNECTION WITH THE LETTER OF CREDIT. WITHOUT PREJUDICE TO THE PROVISIONS OF CLAUSE 13:-

                           (a) INTEREST FOR THESE PURPOSES SHALL ACCRUE UPON SUCH AMOUNTS AS STATED ABOVE AS WELL AFTER AS BEFORE JUDGMENT, FROM THE DATE WHEN SUCH AMOUNTS WERE FIRST PAID BY THE ISSUER UNTIL PAYMENT OF THEM BY THE BORROWER(S) IN FULL, AT THE RATE OF 1% PER ANNUM ABOVE THE INTEREST RATE PUBLISHED UNDER THE "MONEY RATES" SECTION OF THE WALL STREET JOURNAL (ON EACH DAY ON WHICH IT IS PUBLISHED) AS THE "PRIME RATE", AS SUCH RATE MAY CHANGE FROM TIME TO TIME; PROVIDED, HOWEVER, THAT IF THE WALL STREET JOURNAL SHALL CEASE TO PUBLISH SUCH RATE (OR ITSELF CEASES TO BE PUBLISHED), THEN THE INTEREST RATE SHALL BE THE HIGHEST AMONG THE PRIME, BASE OR EQUIVALENT RATES THEN PUBLICLY ANNOUNCED BY BANK OF AMERICA, N.A., JP MORGAN CHASE BANK AND WACHOVIA BANK, NATIONAL ASSOCIATION (OR THEIR RESPECTIVE SUCCESSORS-IN-INTEREST)
                                    FROM TIME TO TIME;

                           (b) IF ANY BORROWER DOES NOT PAY ANY SUM PAYABLE BY IT UNDER THIS AGREEMENT ON ITS DUE DATE, THEN THE BORROWER SHALL PAY TO THE AGENT, ON
                                    DEMAND:

                                    (i)      IN THE  CASE  OF  IMPORT  LOANS  OR
                                             DOCUMENTS AGAINST  ACCEPTANCE WHICH
                                             HAVE BEEN  FINANCED  BY THE  ISSUER
                                             AND  WHICH  ARE NOT PAID ON THE DUE
                                             DATE THEREFOR, AN AMOUNT (THE "LATE
                                             PAYMENT  CHARGE")  CALCULATED  FROM
                                             THE DUE DATE TO THE DATE OF PAYMENT
                                             THEREOF  IN FULL AT THE  APPLICABLE
                                             RATE  SPECIFIED IN  SUB-CLAUSE  (A)
                                             ABOVE,  PLUS AN ADDITIONAL 1.5% PER
                                             ANNUM; AND

                                    (ii)     IN THE  EVENT  THAT ANY ONE OR MORE
                                             DOCUMENTS AGAINST  ACCEPTANCE WHICH
                                             HAVE BEEN  FINANCED  BY THE  ISSUER
                                             AND WHICH ARE DUE FOR PAYMENT ON OR
                                             BEFORE  JANUARY 28TH,  2005 ARE NOT
                                             PAID  AND  REMAIN   OUTSTANDING  ON
                                             JANUARY  28TH,  2005, A ONE-OFF FEE
                                             (THE  "LATE  PAYMENT  FEE")  IN THE
                                             AMOUNT OF  US$50,000 IN ADDITION TO
                                             ANY  LATE  PAYMENT  CHARGE  PAID OR
                                             PAYABLE IN RESPECT THEREOF.

                                    THE  PARTIES  HEREBY  ACKNOWLEDGE  AND AGREE
                                    THAT ANY LATE PAYMENT CHARGE OR LATE PAYMENT
                                    FEE  PAYABLE  UNDER  THIS  SUB-CLAUSE  4.8.3
                                    SHALL REPRESENT LIQUIDATED DAMAGES AND SHALL
                                    NOT BE DEEMED TO BE A PENALTY.  THE  PARTIES
                                    FURTHER  AGREE  THAT THE  AMOUNT OF ANY LATE
                                    PAYMENT  CHARGE  OR  LATE  PAYMENT  FEE IS A
                                    GENUINE  PRE-ESTIMATE  OF THE DAMAGES  WHICH

                                    THE  ISSUER  WILL  SUFFER  ARISING  FROM THE
                                    BORROWERS'  FAILURE TO PAY THE  RELEVANT SUM
                                    ON THE DUE DATE;

                           (c) UPON AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, THE INTEREST RATE SHALL BE THE RATE SET FORTH IN CLAUSE 13.3; PROVIDED, HOWEVER, THAT ANY LATE PAYMENT CHARGE PAYABLE UNDER SUB-CLAUSE 4.8.3(B) SHALL NOT BE DUE AND PAYABLE WITH RESPECT TO THE PERIOD DURING WHICH THIS SUB-CLAUSE 4.8.3(C) IS APPLICABLE; AND

                           (d) AT ANY TIME AS THE AGENT MAY DETERMINE, ANY AND ALL ACCRUED INTEREST, FEES, CHARGES AND OTHER SUMS THAT ARE NOT PAID BY ANY BORROWER ON THE DUE DATE THEREFOR SHALL BE CAPITALIZED AND AGGREGATED WITH THE TOTAL OUTSTANDINGS TO THE INTENT AND EFFECT THAT THE AVAILABLE FACILITY SHALL BE FURTHER REDUCED BY THE AMOUNT SO CAPITALISED. THE PARTIES HEREBY ACKNOWLEDGE AND AGREE THAT ANY AND ALL INTEREST, FEES AND CHARGES (INCLUDING, WITHOUT LIMITATION, ANY LATE PAYMENT CHARGE, LATE PAYMENT FEE OR INTEREST PAYABLE PURSUANT TO CLAUSE 13) PAYABLE UNDER THIS AGREEMENT SHALL CONTINUE TO ACCRUE ON ANY SUM SO CAPITALIZED IN ACCORDANCE WITH THE PROVISIONS HEREOF UNTIL FULL AND FINAL PAYMENT IN RESPECT THEREOF."

3.       NO OTHER AMENDMENTS OR WAIVERS

3.1 The execution, delivery and effectiveness of this Deed of Variation shall not operate as a waiver of any right, power or remedy of the Agent under the Facility Agreement or any of the other Finance Documents, nor constitute a waiver of any provision of the Facility Agreement or any of the other Finance Documents. Except for the amendments and agreements set forth above, the text of the Facility Agreement and all other Finance Documents shall remain unchanged and in full force and effect and each of the Borrowers hereby ratifies and confirms its obligations thereunder. This Deed of Variation shall not constitute a modification of the Facility Agreement or any of the other Finance Documents or a course of dealing with the Agent at variance with the Facility Agreement or any of the other Finance Documents such as to require further notice by the Agent to require strict compliance with the terms of the Facility Agreement or any of the other Finance Documents in the future, except as expressly set forth herein. Each of the Borrowers acknowledges and expressly agrees that the Agent reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Facility Agreement and all other Finance Documents. The Borrowers have no knowledge of any challenge to the Agent's claims arising under the Facility Agreement or any of the other Finance Documents, or to the effectiveness of the Facility Agreement or any of the other Finance Documents.

3.2 The parties hereby acknowledge and confirm that neither the obligations of any Borrower nor the rights and remedies of the Agent under the Facility Agreement or any of the other Finance Documents or otherwise conferred by law shall be discharged, prejudiced or impaired by reason of the execution of this Deed of Variation or the variation of the terms and conditions of the Facility Agreement in accordance with this Deed of Variation.

4.       GENERAL

4.1 This Deed of Variation may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which when so executed and delivered shall be original but all the counterparts together shall constitute one and the same instrument.

4.2 This Deed of Variation shall be governed and construed in accordance with the laws of the Hong Kong Special Administrative Region of the People's Republic of China and the parties hereto agree to submit to the non-exclusive jurisdiction of the Courts of the Hong Kong Special Administrative Region of the People's Republic of China.

IN WITNESS WHEREOF this Deed of Variation has been entered into the day and year first above written.

THE BORROWERS


THE COMMON SEAL of                      )
TARRANT COMPANY LIMITED                 )
was hereunto affixed                    )
in the presence of:                     )


 /S/ HENRY CHU
--------------------------------
Henry Chu, Director


 /S/ CHARLES LAI
--------------------------------
Charles Lai, Director/Secretary




THE COMMON SEAL of                      )
MARBLE LIMITED                          )
was hereunto affixed                    )
in the presence of:                     )


/S/ HENRY CHU
--------------------------------
Henry Chu, Director


 /S/ GRACE TAM
--------------------------------
Grace Tam, Director/Secretary




THE COMMON SEAL of                      )
TRADE LINK HOLDINGS LIMITED             )
was hereunto affixed                    )
in the presence of:                     )


/S/ HENRY CHU
--------------------------------
Henry Chu, Director


 /S/ GRACE TAM
--------------------------------
Grace Tam, Director/Secretary

THE AGENT


SIGNED for and on behalf of             )
UPS CAPITAL GLOBAL                      )
TRADE FINANCE CORPORATION               )
by:                                     )
in the presence of:                     )   _____________________________
                                            SIGNATURE


--------------------------
WITNESS